Exhibit 10.1

SUBSCRIPTION AGREEMENT

PAVmed Inc.

360 Madison Avenue 25th Floor

New York, New York 10017

Ladies and Gentlemen:

1. Subscription. The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from PAVmed Inc., a Delaware corporation (the “Company”), the Securities (as defined below), as set forth on the signature page hereof. The minimum investment amount for each purchaser participating in the Offering is $250,000, which minimum investment may be waived at the discretion of the Company. The Securities are being sold in the Offering (as defined below). This Subscription Agreement (this “Subscription Agreement”) is one in a series of similar subscription agreements (collectively, the “Subscription Agreements”) pursuant to which the Securities are being sold in the Offering. This Subscription Agreement is Exhibit A in a package of documents (the “Subscription Package”) delivered by the Company in connection with the solicitation of subscriptions in the Offering.

2. The Offering.

(a) This subscription is submitted to the Company, in accordance with and subject to the terms and conditions described herein, in connection with the offering by the Company (the “Offering”) of up to $60,000,000 of Securities (inclusive of the Convertible Securities (as defined below) issuable upon exercise of the Warrants (as defined below)) (the “Maximum Offering Amount”).

(b) The Company hereby agrees that it shall issue to the Purchaser, for each $100,000 of its investment, (i) 100 shares of the Company’s Series D Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock” or “Preferred Shares”), and (ii) a warrant (in the form of Exhibit D of the Subscription Package) to acquire 100 shares of Preferred Stock (or, subject to the applicable terms of the warrant, the number of shares of the Company’s Common Stock (as defined below) into which such shares of Preferred Stock would be convertible), at an exercise price of $100,000 (the “Warrants”). For purposes hereof, the term “Securities” means, collectively, the Preferred Stock and the Warrants and the term “Conversion Securities” means the shares of Preferred Stock issuable upon exercise of the Warrants and the shares of Common Stock issuable upon conversion of the Preferred Shares and the Warrant Shares (as defined in the Warrants) (or, subject to the applicable terms of the Warrants, upon exercise of the Warrants), collectively.

(c) The conversion price of the Preferred Stock sold in the Offering will be equal to the average NOCP (as defined below) of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), on the five (5) trading days immediately preceding the date of the applicable Closing (as defined below). The “NOCP,” for any date, is the The Nasdaq Stock Market LLC (“Nasdaq”) Official Closing Price on such date; provided that for purposes of the Initial Closing (as defined below), it is agreed that the NOCP shall be $6.50. Accordingly, shares of Preferred Stock sold at Additional Closings (as defined below) after the Initial Closing (as defined below), if any, may be designated as a separate sub-series with an alternative sub-series title (Series D-2, Series D-3, etc.) (the “Preferred Stock Sub-Series”), which Preferred Stock Sub-Series may contain a different conversion price than the shares of Preferred Stock sold in the Initial Closing. (If the conversion price for any Preferred Stock Sub-Series issued on or prior to April 15, 2026 is lower than the conversion price for any previously issued Preferred Stock, the conversion price for such previously issued Preferred Stock will be adjusted to equal such lower conversion price.) Other than potentially with respect to the conversion price, the terms of each Preferred Stock Sub-Series sold at Additional Closings after the Initial Closing will be identical in all other respects to the Preferred Stock sold at the First Closing. Unless stated otherwise, or the context otherwise requires, references to the Preferred Stock or Preferred Shares in this subscription shall include the Preferred Stock sold at the First Closing, as well as any and all Preferred Stock Sub-Series sold at Additional Closings pursuant to this Section 2(b).

3. Deliveries and Payment. Simultaneously with the execution hereof, the Purchaser shall: (a) deliver to the Company, in accordance with the Subscription Instructions attached hereto, (i) one (1) completed and executed Omnibus Signature Page (attached as Exhibit G to the Subscription Package), (ii) a completed Accredited Investor Certification (attached as Exhibit H to the Subscription Package), (iii) a completed Investor Profile (attached as Exhibit I to the Subscription Package) and (iv) one (1) completed and executed Tax Certification for U.S. Persons or Tax Certification for Non-U.S. Persons, as applicable (attached as Exhibit J to the Subscription Package); and (b) make a wire transfer payment to the Company in an amount equal to the product of (i) the number of Preferred Shares being subscribed for by the Purchaser in the Offering, as set forth on the signature page hereof, multiplied by (ii) $1,000, as set forth on the signature page hereof. Wire transfer instructions are set forth on the cover page of the Subscription Package. Such funds will be held for the Purchaser’s benefit until the earliest to occur of (a) a closing of the first sale of the Securities (the “Initial Closing”), or a subsequent closing if funds are transferred to the Company after the time of the Initial Closing, (b) the rejection of such subscription, or (c) the termination of the Offering by the Company. The Company may continue to offer and sell the Securities and conduct additional closings for the sale of additional Securities after the Initial Closing and until the termination of the Offering (each, an “Additional Closing” and together with the Initial Closing, the “Closings”).

4. Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for the Securities, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. In furtherance of the foregoing, the Company shall have the right to require potential subscribers to supply additional information and execute additional documents in a satisfactory manner, which determination shall be at the sole discretion of the Company, prior to the acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole, the Offering of the Securities is terminated or the Initial Closing does not occur on or prior to January 20, 2026 (unless extended until January 31, 2026 in the discretion of the Company), all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

5. Representations and Warranties of the Purchaser. Each Purchaser, severally for itself and not jointly with any other Purchaser, hereby acknowledges, represents, warrants, and agrees as follows:

(a) None of the Securities or the Conversion Securities are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Securities and the Conversion Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and/or the provisions of Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) thereunder, based, in part, upon the bona fide nature of the investment intent and the representations, warranties, agreements and certifications of the Purchaser contained in this Subscription Agreement and the documents deliver in connection herewith, including without limitation the Accredited Investor Certification and accompanying documentation.

(b) The Purchaser’s substantive relationship with the Company predates the Company’s contact with the Purchaser regarding an investment in the Securities.

(c) Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”): (i) have received or otherwise had access to (x) the Subscription Package, (y) the Company’s most recent Annual Report on Form 10-K and all other reports filed by the Company pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, since the end of the fiscal year covered by such Form 10-K, in the forms available through the SEC’s Electronic Data Gathering, Analysis, and Retrieval system, excluding any risk factor disclosures, any forward looking statements or similar disclaimers, (the “SEC Reports,” and together with the Subscription Package, the “Disclosure Documents”), and (z) all other documents requested by the Purchaser, (ii) have carefully reviewed such documents and (iii) understand the information contained in such documents.

(d) Neither the SEC nor any state securities commission or other regulatory authority has approved the Securities or the Conversion Securities or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Disclosure Documents or the other documents received or otherwise accessed by the Purchaser, if any. The Disclosure Documents and the other documents received or otherwise accessed by the Purchaser, if any, have not been reviewed by any federal, state or other regulatory authority.

(e) The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the business, financial condition and results of operations of the Company and the offering of the Securities and the Conversion Securities, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any.

(f) In evaluating the suitability of an investment in the Company and the Securities and the Conversion Securities, the Purchaser has not relied upon any representation or information (oral or written) other than as set forth in the Disclosure Documents.

(g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and is not subscribing for the Securities and did not become aware of the Offering through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

(h) The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement, or the transactions contemplated hereby.

(i) The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Securities and/or the Conversion Securities and the Company and to make an informed investment decision with respect thereto.

(j) The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Company and the Securities or the Conversion Securities, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers.

(k) The Purchaser is acquiring the Securities and the Conversion Securities solely for such Purchaser’s own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Securities or the Conversion Securities, and the Purchaser has no plans to enter into any such agreement or arrangement.

(l) The Purchaser must bear the substantial economic risks of the investment in the Securities and the Conversion Securities indefinitely because none of the Securities or Conversion Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the Securities and the Conversion Securities to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s stock books. Stop transfer instructions will be placed with the transfer agent on the Securities and the Conversion Securities, if any. The Company has agreed that purchasers of the Securities will have the registration rights described in the Registration Rights Agreement. Notwithstanding such registration rights, there can be no assurance that there will be any market for the resale of the Securities or the Conversion Securities, nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future.

(m) The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Securities or the Conversion Securities for an indefinite period of time.

(n) The Purchaser is aware that an investment in the Securities and Conversion Securities involves a high degree of risk, involving a number of very significant risks and uncertainties, and has carefully read and considered the matters described in Risk Factors attached as Exhibit F to the Subscription Package and the matters described under the caption “Risk Factors” in the SEC Reports, and, in particular, acknowledges that the Company has had significant operating losses since inception, and is engaged in highly competitive businesses and may not be able to accomplish the Company’s business plan as described in the SEC Reports.

(o) The Purchaser is an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification delivered to the Company.

(p) The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities or the Conversion Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities or the Conversion Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound.

(q) The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Disclosure Documents and all documents received or otherwise accessed by the Purchaser in connection with the purchase of the Securities and the Conversion Securities, and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, and business of the Company deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent the Company has such information in their possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any.

(r) Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company, including without limitation any and all verification information and documents required pursuant to the Accredited Investor Certification, is complete and accurate and may be relied upon by the Company and its legal counsel in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the Disclosure Documents. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Securities. Without limiting the foregoing, the Purchaser has provided the Company with all information regarding the Purchaser’s accredited investor status requested by the Company, and agrees to provide such further information as reasonably requested to allow the Company to verify the Purchaser’s accredited investor status as set forth in Rule 506 of Regulation D under the Securities Act.

(s) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in development stage companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company and the Securities or the Conversion Securities in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Securities and/or the Conversion Securities will not cause such commitment to become excessive. Investment in the Company and the Securities and Conversion Securities as contemplated by this Subscription Agreement is suitable for the Purchaser.

(t) The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to its decision to make an investment in the Company and the Securities and Conversion Securities as contemplated by this Subscription Agreement.

(u) The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Disclosure Documents were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon.

(v) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Disclosure Documents.

(w) Within five (5) days after receipt of a written request from the Company, the Purchaser will provide such information and deliver such documents in the Purchaser’s possession as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

(x) The Purchaser understands that the Securities and the Conversion Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold such securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.

(y) THE SECURITIES OFFERED HEREBY (INCLUDING THE CONVERSION SECURITIES) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUCH SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE DISCLOSURE DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(z) In making an investment decision in the Company and the Securities and/or Conversion Securities, investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. The Purchaser is aware that it will be required to bear the financial risks of investment in the Company and the Securities and the Conversion Securities for an indefinite period of time.

(aa) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(bb) The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website (http://www.treas.gov/ofac) before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website (http://www.treas.gov/ofac). In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(cc) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(dd) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government- owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse,

children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(ee) If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(ff) If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities or the Conversion Securities. The Purchaser’s subscription and payment for and continued beneficial ownership of the Securities and the Conversion Securities will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

(gg) If Purchaser is a non-US investor, Purchaser represents and warrants to the Company that its purchase of the Securities and the Conversion Securities, and the sale of the Securities and the Conversion Securities to Purchaser by the Company, is in compliance with and does not violate any laws of the country in which Purchaser is located and Purchaser will be able to obtain any requisite permission under such country’s foreign exchange laws to enable Purchaser to pay the purchase price for the Securities and the Conversion Securities.

(hh) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act is applicable to the Purchaser or to any Person who may be deemed to beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) any securities beneficially owned by the Purchaser.

6. Representations and Warranties of the Company. The Company hereby acknowledges, represents, warrants, and agrees as follows:

(a) The Company represents that it and each of its subsidiaries is duly organized, validly existing and in good standing under the laws of the state of its organization, has the requisite power and authority to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted, is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, it has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates entered into in connection with the transactions contemplated hereby, including those included in this Subscription Package (collectively, the “Transaction Agreements”) and to carry out the provisions hereof and thereof and to issue the Securities or the Conversion Securities, the execution and delivery of the Transaction Agreements has been duly authorized by all necessary action, each Transaction Agreement has been duly executed and delivered on behalf of the Company and is a legal, valid and binding obligation of the Company. The execution and delivery of each Transaction Agreement will not violate or be in conflict with, or constitute a default or violation of, any order, judgment, injunction, agreement or controlling document to which the Company is a party or by which it is bound, except for any conflict, default, right or violation that would not reasonably be expected to result in a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Agreements or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Agreements. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s governing documents or the laws of its state of incorporation that is or could become applicable to the issuance, conversion or exercise, as applicable, of the Securities or the consummation of the transactions contemplated by the Transaction Agreements.

(b) The issuance of the Securities and the Conversion Securities is duly authorized and, upon issuance of the Securities in accordance with the terms hereof and upon issuance of the Conversion Securities in accordance with the terms of the Warrant, shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances with respect to the issuance thereof (collectively, “Liens”).

(c) The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with, any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Agreements, in each case, in accordance with the terms hereof or thereof (other than the filing with the Securities and Exchange Commission of (i) one or more registration statements in accordance with the requirements of the Registration Rights Agreement, and (ii) a Form D, any filings required under the Exchange Act and any applicable filings as may be required by any state securities agencies that may be made following the execution and delivery of the Transaction Agreements and the consummation of the transactions contemplated thereby). “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, any federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), any multi-national organization or body, any body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, or any instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(d) During the two (2) years prior to the date hereof, PAVmed has timely filed all SEC Reports; reports filed in compliance with the time periods specified in Rule 12b-25 promulgated under the Exchange Act shall be considered timely for this purpose. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Reports, such SEC Reports were accurate in all material respects, and none of the SEC Reports, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of PAVmed included in the SEC Reports complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of PAVmed as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, currently established by PAVmed or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by PAVmed on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by PAVmed in its financial statements or otherwise. PAVmed is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Reports, nor are there any facts or circumstances which would require PAVmed to amend or restate any of the financial statements, in each case, in order for any of the financial statements to be in compliance with GAAP and the rules and regulations of the SEC. PAVmed has not been informed by its independent accountants that they recommend that PAVmed amend or restate any of the financial statements or that there is any need for PAVmed to amend or restate any of the financial statements. There are no outstanding or unresolved comments from the SEC staff with respect to the SEC Reports. To the Company’s knowledge, none of the SEC Reports are the subject of an ongoing SEC review. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries nor any unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its SEC Reports that is not so disclosed or that otherwise could be reasonably likely to have a Material Adverse Effect.

(e) Except as set forth in the SEC Reports, since the date of PAVmed’s most recent audited financial statements contained in a Form 10-K, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Except as set forth in the SEC Reports, since the date of PAVmed’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

(f) Except as set forth in the SEC Reports or as otherwise disclosed in writing to the Purchaser, no event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its common stock, (ii) has had, or would be reasonably expected to have, a material adverse effect on any Purchaser’s investment hereunder or (iii) has had, or would be reasonably expected to have, a Material Adverse Effect, and in each case, which has not been publicly announced.

(g) There is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Nasdaq Capital Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of the Company’s or its subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such that if adversely determined would have a Material Adverse Effect.

(h) Except as disclosed in the SEC Reports: (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights (other than preemptive or similar rights relating to capital stock of Veris Health Inc., a Delaware corporation (“Veris”) as provided in that certain shareholders agreement, dated as of May 28, 2021 (as amended from time to time, the “Veris Shareholders Agreement”), by and among, inter alia, PAVmed, Veris, and Oncodisc Holdings LLC, a Delaware limited liability company (“Oncodisc Holdings”); (B) other than the call right in favor of Oncodisc Holdings over certain shares of Veris common stock held by the Company, which call right is exercisable in the event the Company does not make a submission to the FDA for clearance of Veris’ implantable monitoring device prior to the deadline set forth in the Veris Shareholders Agreement, there are no outstanding shares of capital stock, options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is bound to redeem a security of the Company or any of its Subsidiaries; (D) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities or the conversion of such shares into Common Stock (other than as set forth in the offering documents for the February 2025 and June 2025 financings completed by the Company and Veris, where satisfaction of such anti-dilution provisions is limited to the issuance of additional shares of common stock of Veris); (E) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (F) there are no outstanding debt securities.

(i) The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and presently proposed to be conducted. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth in the SEC Reports, there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken commercially reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

(j) The Company is eligible to register the Registrable Securities (defined in the Registration Rights Agreement) for resale by the Purchasers using Form S-3 promulgated under the 1933 Act.

(k) Except as otherwise set forth in the SEC Reports, the Company does not intend to change the business operations of the Company or its Subsidiaries in any material way.

(l) The Company and its Subsidiaries have in full force and effect all certificates, approvals, authorizations and permits from the appropriate federal, state, local or foreign regulatory authorities and comparable foreign regulatory agencies, necessary to own, lease or operate their respective properties and assets and conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, approval, authorization or permit, except for such certificates, approvals, authorizations or permits which if not obtained, or such revocations or modifications which, would not have a Material Adverse Effect.

(m) The Company does not own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity other than the entities listed on Exhibit 21.1 to the Company’s Form 10-K for the year ended December 31, 2024.

(n) Each contract that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC), in each case, to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of their respective properties or assets is bound (each, a “Material Contract”) is valid and binding on the Company and any of its Subsidiaries to the extent such person is a party thereto, as applicable, and to the knowledge of the Company, each other party thereto, and is in full force and effect, except where the failure to be valid, binding or in full force and effect, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. The Company and each of its subsidiaries, and, to the knowledge of the Company, any other party thereto, is in compliance in all material respects with all Material Contracts and has performed all obligations required to be performed by it, except where such noncompliance, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

(o) Neither the Company nor any of its Subsidiaries is, or at any time during the last two years has been, in violation of, or has received any notices of violations with respect to, any laws, statutes, ordinances, rules or regulations (collectively, “Laws”) of any Governmental Entity, except for violations which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries have all required licenses, permits, certificates and other authorizations (collectively, “Governmental Authorizations”) from such Governmental Entities that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted, except where the failure to possess currently such Governmental Authorizations has not had and is not reasonably expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any written (or, to the Company’s knowledge, oral) notice regarding any revocation or material modification of any such Governmental Authorization, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, has or would reasonably be expected to result in a Material Adverse Effect.

(p) (i) All materials, preclinical tests and clinical trials and other studies used to support regulatory approval (collectively, “Studies”) previously conducted or being conducted by the Company were (and, if still pending, are being) conducted in all material respects in accordance with the protocols, procedures and controls designed and approved for such Studies and with standard medical and scientific research procedures for products or product candidates comparable to those being developed by the Company and its subsidiaries and all applicable statutes and all applicable rules and regulations of the FDA or from any other U.S. federal, state or local government, foreign government, regulatory agency, or review board, each having jurisdiction over biopharmaceutical products (collectively, the “Regulatory Agencies”); (ii) each description of the results of such Studies included in the SEC Reports is accurate and complete in all material respects and fairly presents the data derived from such Studies, and the Company and its subsidiaries have no knowledge of any other studies the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the SEC Reports when viewed in the context in which such results are described and the stage of development of the Company’s product candidates; (iii) the Company and its subsidiaries have made all such filings and obtained all such approvals as may be required by the Regulatory Agencies for the conduct of its business as currently conducted, except where such non-compliance would not, individually or in the aggregate, have a Material Adverse Effect; and (iv) neither the Company nor any of its subsidiaries has received any written notice of, or correspondence from, any of the Regulatory Agencies requiring or threatening the termination, material modification or suspension of or imposing any clinical hold on any preclinical studies or clinical trials that are described or referred to in the SEC Reports.

(q) The Company has disclosed, based on its most recent evaluation prior to the date hereof, to the Company’s outside auditors and the Audit Committee of the Board of Directors (a) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(r) The Company maintains, and at all time during the two years preceding the date hereof has maintained, a system of internal control over financial reporting (as defined in Rules 13a-15(f) of the Exchange Act) that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including policies and procedures sufficient to provide reasonable assurance (i) that the Company maintains records that in reasonable detail accurately and fairly reflect the Company’s transactions and dispositions of assets, (ii) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (iii) that receipts and expenditures are made only in accordance with authorizations of management and the Board of Directors and (iv) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the Company’s financial statements. Except as disclosed in the Company’s SEC Reports filed prior to the date of this Agreement, the Company has not identified any material weaknesses in the design or operation of the Company’s internal control over financial reporting. The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) of the Exchange Act) are designed to provide reasonable assurance that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

(s) The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(t) Neither the Company nor any other Person authorized by the Company to act on its behalf has retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement.

(u) Neither the Company nor any of its Subsidiaries is party to any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision or other similar device or arrangement under the Certificate of Incorporation, Bylaws or other organizational documents or agreements or the laws of the jurisdiction of its incorporation or otherwise.

(v) Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries.

7. Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to consummate the transactions to be consummated at the Closing, and to purchase and pay for the Securities being purchased by it at the Closing pursuant to this Agreement, are subject to the satisfaction or waiver in writing of the following conditions precedent:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects, except for those representation and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects, as of the date of this Agreement and as of the date of the relevant Closing, as though made on and as of such date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, except for those representations and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects as of such earlier date.

(b) Performance. The Company shall have performed in all material respects the obligations and conditions herein required to be performed or observed by the Company on or prior to the Closing Date.

(c) Loan Amendment. The Company shall have entered into an agreement with all holders of (i) that certain senior secured convertible note, dated as of September 8, 2022 (as amended from time to time, the “September 2022 Note”); and (ii) the Series C Convertible Preferred Stock, $0.001 par value of the Company (the “Series C Preferred Stock”) substantially in the form previously provided to the Purchaser.

(d) Compliance Certificate. An authorized officer of the Company shall have delivered to the Purchaser a certificate certifying that the conditions specified in Sections 7(a), 7(b) and 7(c) of this Agreement have been fulfilled.

(e) Secretary’s Certificate. The Secretary of the Company shall have delivered to the Purchaser a certificate certifying (i) that the Certificate of Designation in the form attached as Exhibit C to the Subscription Package (the “Certificate of Designation”) has been filed with the Secretary of State for the State of Delaware and such Certificate of Designation continues to be in full force and effect as of the date of the Closing, and (ii) resolutions of the Company’s Board of Directors approving this Agreement, the Certificate of Designation, the transactions contemplated by this Agreement and the issuance of the Securities.

8. Indemnification.

(a) The Purchaser agrees to indemnify and hold harmless the Company, and its officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement. Each Purchaser’s obligation to indemnify shall be individual, not joint and several, and in no event shall the liability of any Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Shares acquired pursuant to this Subscription Agreement.

(b) The Company agrees to indemnify and hold harmless each Purchaser, and its officers, directors, employees, agents, control persons and affiliates (collectively the “Purchaser Parties”) from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of (i) any breach by the Company of any covenant or agreement made by it herein or in any other document delivered in connection with this Subscription Agreement, or (ii) any claim asserted or threatened by or in the name of the Company (including any shareholder derivative claim), in which the claimant alleges that its officers or directors breached their fiduciary duties in connection with this Offering, if and to the extent such Purchaser (or any of its Purchaser Parties) is, or is threatened to be made, a party to such actual or threatened proceeding, by reason of its participation in the Offering, including, without limitation, any negotiations, discussions or offers made in connection therewith.

9. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

10. Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

11. Immaterial Modifications to the Registration Rights Agreement. The Company may, at any time prior to the Initial Closing, modify the Registration Rights Agreement, if necessary, to clarify any provision therein, without first providing notice or obtaining prior consent of the Purchaser, if, and only if, such modification is not material in any respect.

12. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed email or facsimile if sent during normal business hours of the recipient, or if not confirmed or if after such normal business hours, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The Company and the Purchaser hereby consent to the delivery of communications and notices to such parties at their respective address, email or facsimile number set forth on the signature page hereto, or to such other address as such party shall have furnished in writing in accordance with the provisions of this Section 12.

13. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser except as expressly set forth herein, and the transfer or assignment of the Securities or the Conversion Securities shall be made only in accordance with all applicable laws.

14. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly performed within said State.

15. Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by sending a copy thereof to such party in accordance with Section 12 for notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Subscription Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Subscription Agreement in that jurisdiction or the validity or enforceability of any provision of this Subscription Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

16. Intentionally Omitted.

17. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

18. Confidentiality. The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain (including information about the Offering), was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of the Purchaser or any other person or persons, except in connection with the evaluation of this subscription, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

19. Miscellaneous.

(a) This Subscription Agreement, together with the Registration Rights Agreement and the other Transaction Agreements, constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) The representations, warranties, agreements and covenants of the parties made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Securities and the Conversion Securities.

(c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated. Notwithstanding the foregoing, the Company shall pay the reasonable fees and expenses of the Purchaser, in an amount not to exceed $_________ in the aggregate.

(d) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e) Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

(g) The Purchaser understands and acknowledges that there may be multiple closings.

20. Omnibus Signature Page. This Subscription Agreement is intended to be read and construed in conjunction with the other Transaction Agreements. Accordingly, pursuant to the terms and conditions of this Subscription Agreement and the other Transaction Agreements, it is hereby agreed that the execution by the Purchaser of the Omnibus Signature Page (attached as Exhibit G to the Subscription Package), in the place set forth therein, shall constitute agreement to be bound by the terms and conditions hereof and the terms and conditions of the other Transaction Agreements to which the Purchaser is a party, with the same effect as if each of such separate but related agreements were separately signed. The Company shall separately sign both this Subscription Agreement and each other Transaction Agreement to which it is a party.

21. Book Entry Registration of the Shares. The Company will issue the Securities and the Conversion Securities by registering them in book entry form with the Company or the Company’s transfer agent, if applicable, in Purchaser’s name and the applicable restrictions will be noted in the records of the Company, or the Company’s transfer agent, if applicable, and in the book entry system, except for investments made via custodian accounts such as pensions and IRAs in which case physical certificates evidencing the Securities and the Conversion Shares will be issued, if requested.

22. Stockholder Approval of Issuance of Conversion Shares. The Company hereby agrees that, if applicable, it shall solicit the affirmative vote of each of the Company’s stockholders by no later than its next meeting of stockholders (a “Stockholder Meeting”), which shall be held no later than April 30, 2026 (the “Stockholder Meeting Deadline”), for approval of a resolution (“Stockholder Resolution”) providing for the approval of the issuance of all of the Conversion Securities issuable upon conversion of the Preferred Shares (including the Preferred Shares issuable upon exercise of the Warrant) and exercise of the Warrant, as applicable, in compliance with the rules and regulations of the Nasdaq Capital Market (without regard to any limitations on conversion set forth in the Certificate of Designations), and the Company shall use its reasonable best efforts to cause the Board of Directors of the Company to recommend to the stockholders that they approve such resolution. If, despite the Company’s reasonable best efforts, approval of the Stockholder Resolution is not obtained on or prior to the Stockholder Meeting Deadline, the Company shall use its reasonable best efforts to obtain the approval of the Stockholder Resolution as promptly as practicable thereafter, including by causing an additional Stockholder Meeting to be held on or prior to September 30, 2026, at which it will seek approval of the Stockholder Resolution. If, despite the Company’s efforts, the approval of the Stockholder Resolution is not obtained after such subsequent stockholder meeting, the Company shall cause an additional Stockholder Meeting to be held quarterly thereafter until such approval of the Stockholder Resolution is obtained.

23. Stockholder Approval of Amendment of Certificate of Incorporation. The Company hereby covenants and agrees that it shall solicit the affirmative vote of each of the Company’s stockholders by no later than the Stockholder Meeting Deadline, for approval of a resolution (“Stockholder Amendment Resolution”) providing for an amendment to the Company’s Certificate of Incorporation, in form reasonably acceptable to the Purchaser, to permit the removal of any director, with or without cause, by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock (or securities convertible therefor) entitled to vote in elections of the Company’s directors (the “Amended Certificate”), and the Company shall use its reasonable best efforts to cause the Board of Directors of the Company to recommend to the stockholders that they approve such resolution. If, despite the Company’s reasonable best efforts, approval of the Stockholder Amendment Resolution is not obtained on or prior to the Stockholder Meeting Deadline, the Company shall use its reasonable best efforts to obtain the approval of the Stockholder Amendment Resolution as promptly as practicable thereafter, including by causing an additional Stockholder Meeting to be held on or prior to September 30, 2026, at which it will seek approval of the Stockholder Amendment Resolution. If, despite the Company’s efforts, the approval of the Stockholder Amendment Resolution is not obtained after such subsequent stockholder meeting, the Company shall cause an additional Stockholder Meeting to be held quarterly thereafter until such approval of the Stockholder Amendment Resolution is obtained. The Company covenants that, following the approval of the Stockholder Amendment Resolution, it shall promptly, but in no event later than three (3) business days following the approval of the Stockholder Amendment Resolution, take all steps necessary to file the Amended Certificate with the Delaware Secretary of State and cause the Amended Certificate to become effective.

24. Post-Closing Covenants. The Company covenants and agrees as follows:

(a) The Company covenants and agrees that the proceeds of the sale of the Securities shall be used to redeem all outstanding Series C Preferred Stock. For avoidance of doubt, any proceeds remaining following the redemption of all outstanding Series C Preferred Stock may be used by the Company for its general corporate and working capital needs.

(b) The Company shall not prior to the approval of the Stockholder Amendment Resolution and the Amended Certificate becoming effective, (i) amend or restate its Certificate of Incorporation or bylaws, except as provided in Section 23 hereof or (ii) enter into, become party to or implement any control share acquisition, interested stockholder, business combination, poison pill, rights agreement or plan or other similar devices or arrangements.